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                                                                   EXHIBIT 23.02




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in the registration statement on Form S-1 of our report dated December 18, 1998 except for Note M for which the date is March 2, 1999, on our audits of the consolidated financial statements of Silknet Software, Inc. We also consent to the reference to our firm under the caption "Experts."



                                                /s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 3, 1999